Subsequent events	3 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent events

16. Subsequent events

Management has evaluated subsequent events and their potential effects on these unaudited consolidated financial statements through May 11, 2020, which is the date the unaudited consolidated financial statements were available to be issued.

On April 6, 2020, the Company borrowed approximately $14.4 million utilizing the Delayed Draw Term Loan under the New Credit Agreement. Such proceeds were used to satisfy a portion of the APS Earnout.

18. Subsequent events

Management has evaluated subsequent events and their potential effects on these consolidated financial statements through March 16, 2020, which is the date the consolidated financial statements were available to be issued.

On February 10, 2020, Repay announced the acquisition of Ventanex for up to $50.0 million, which includes a $14.0 million performance-based earnout. The closing of the acquisition was financed with a combination of cash on hand and new borrowings under Repay’s existing credit facility. As part of the financing for the transaction, Repay entered into an agreement with Truist Bank (formerly SunTrust Bank) and other members of its existing bank group to amend and upsize its previous $230.0 million credit facility under the Amended Credit Agreement to $345.0 million to provide additional capacity for growth.

On February 21, 2020, the Company entered into a swap transaction with Regions Bank. On a quarterly basis, commencing on March 31, 2020 up to and including the termination date of February 10, 2025, the Company will make fixed payments on a beginning notional amount of $30.0 million. On a quarterly basis, commencing on February 21, 2020 up to and including the termination date of February 10, 2025, the counterparty will make floating rate payments based on the 3-month LIBOR on the beginning notional amount of $30.0 million.